                                                                Exhibit (b)(2)
                                                                [Executed Copy]

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                 RB ASSET, INC.

                    Increasing Rate Junior Subordinated Notes
                                    due 2006


                              --------------------


                                    INDENTURE

                              --------------------


                          Dated as of December 30, 1998

                              LaSalle National Bank


                                     Trustee



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

                                    ARTICLE I


                   DEFINITIONS AND INCORPORATION BY REFERENCE

 Section 1.01   Definitions.................................................................................................1
 Section 1.02   Other Definitions...........................................................................................5
 Section 1.03   Incorporation by Reference of Trust Indenture Act...........................................................5
 Section 1.04   Rules of Construction.......................................................................................6

                               ARTICLE II

                             THE SECURITIES

 Section 2.01   Form and Dating.............................................................................................6
 Section 2.02   Execution and Authentication................................................................................6
 Section 2.03   Registrar and Paying Agent..................................................................................7
 Section 2.04   Notice of Payment; Payment by the Corporation to the Trustee; Paying Agent to Hold Money in Trust...........7
 Section 2.05   Securityholder Lists........................................................................................8
 Section 2.06   Transfer and Exchange.......................................................................................8
 Section 2.07   Replacement Securities......................................................................................9
 Section 2.08   Outstanding Securities......................................................................................9
 Section 2.09   Treasury Securities.........................................................................................9
 Section 2.10   Temporary Securities.......................................................................................10
 Section 2.11   Cancellation...............................................................................................10
 Section 2.12   Defaulted Interest.........................................................................................10
 Section 2.13   Certain Limitation on Securities...........................................................................10

                               ARTICLE III

                                COVENANTS

 Section 3.01   Payment of Securities......................................................................................11
 Section 3.02   Dividends and Certain Other Elements.......................................................................11
 Section 3.03   Transactions with Affiliates...............................................................................12
 Section 3.04   Reports by Corporation.....................................................................................12
 Section 3.05   Maintenance of Properties; Insurance.......................................................................12
 Section 3.06   Maintenance of Books and Records...........................................................................13
 Section 3.07   Conduct of Business........................................................................................13
 Section 3.08   Taxes and Claims...........................................................................................13
 Section 3.09   Money for Security Payments to Be Held in Trust............................................................13
 Section 3.10   Compliance Certificate.....................................................................................14
 Section 3.11   Continued Existence........................................................................................14

                               ARTICLE IV

                               SUCCESSORS

 Section 4.01   When Corporation May Merge, etc............................................................................14
 Section 4.02   Successor Substituted......................................................................................15

                                ARTICLE V

                          DEFAULTS AND REMEDIES

 Section 5.01   Events of Default..........................................................................................15
 Section 5.02   Acceleration: Limitations on Acceleration..................................................................16
 Section 5.03   Other Remedies.............................................................................................16
 Section 5.04   Waiver of Default..........................................................................................17
 Section 5.05   Control by Majority........................................................................................17
 Section 5.06   Limitation on Suits........................................................................................17
 Section 5.07   Rights of Holders to Receive Payment.......................................................................17
 Section 5.08   Collection Suit by Trustee.................................................................................17
 Section 5.09   Trustee May File Proofs of Claim...........................................................................18
 Section 5.10   Priorities.................................................................................................18
 Section 5.11   Undertaking for Costs......................................................................................18

                               ARTICLE VI

                                 TRUSTEE

 Section 6.01   Duties of Trustee..........................................................................................19
 Section 6.02   Rights of Trustee..........................................................................................19
 Section 6.03   Individual Rights of Trustee...............................................................................20
 Section 6.04   Disclaimer.................................................................................................20
 Section 6.05   Notice of Defaults.........................................................................................20
 Section 6.06   Reports by Trustee to Holders..............................................................................20
 Section 6.07   Compensation and Indemnity.................................................................................20
 Section 6.08   Replacement of Trustee.....................................................................................21
 Section 6.09   Successor Trustee by Merger................................................................................22
 Section 6.10   Eligibility; Disqualification..............................................................................22
 Section 6.11   Preferential Collection of Claims Against Corporation......................................................22

                               ARTICLE VII

                       SATISFACTION AND DISCHARGE

 Section 7.01   Satisfaction and Discharge of Indenture....................................................................22
 Section 7.02   Application of Trust Money.................................................................................23
 Section 7.03   Repayment to Corporation...................................................................................23

                              ARTICLE VIII

                               AMENDMENTS

 Section 8.01   Without Consent of Holders.................................................................................23
 Section 8.02   With Consent of Holders....................................................................................24
 Section 8.03   Compliance with Trust Indenture Act........................................................................24
 Section 8.04   Revocation and Effect of Consents..........................................................................24
 Section 8.05   Notation on or Exchange of Securities......................................................................24
 Section 8.06   Trustee Protected..........................................................................................25

                               ARTICLE IX

                              SUBORDINATION

 Section 9.01   Agreement to Subordinate...................................................................................25
 Section 9.02   Liquidation; Dissolution; Bankruptcy.......................................................................25
 Section 9.03   Default on Senior Debt.....................................................................................26
 Section 9.04   No Suspension of Remedies..................................................................................26
 Section 9.05   When Distribution Must Be Paid Over........................................................................27
 Section 9.06   Notice by the Corporation..................................................................................27
 Section 9.07   Subrogation................................................................................................27
 Section 9.08   Relative Rights............................................................................................28
 Section 9.09   No Waiver of Subordination Provisions......................................................................28
 Section 9.10   Distribution or Notice to Representative...................................................................28
 Section 9.11   Rights of Trustee and Paying Agent.........................................................................29
 Section 9.12   Authorization to Effect Subordination; No Fiduciary Duty to Holders of Senior Debt.........................29
 Section 9.13   Miscellaneous..............................................................................................29

                                ARTICLE X

                               REDEMPTION

 Section 10.01  Applicability of Article...................................................................................30
 Section 10.02  Election to Redeem; Notice to Trustee......................................................................30
 Section 10.03  Selection by Trustee of Securities to Be Redeemed..........................................................30
 Section 10.04  Notice of Redemption.......................................................................................31
 Section 10.05  Deposit of Redemption Price................................................................................31
 Section 10.06  Securities Payable on Redemption Date......................................................................31
 Section 10.07  Securities Redeemed in Part................................................................................32

                               ARTICLE XI

                              MISCELLANEOUS

 Section 11.01  The Indenture Act Controls.................................................................................32
 Section 11.02  Notices....................................................................................................32
 Section 11.03  Communication by Holders with Other Holders................................................................33
 Section 11.04  Certificate and Opinion as the Conditions Present..........................................................33
 Section 11.05  Statements Required in Certificate or Opinion..............................................................33
 Section 11.06  Rules by Trustee and Agents................................................................................34
 Section 11.07  Legal Holidays.............................................................................................34
 Section 11.08  No Recourse Against Others.................................................................................34
 Section 11.09  Duplicate Originals........................................................................................34
 Section 11.10  Governing laws.............................................................................................34
 Section 11.11  No Adverse Interpretation of Other Agreements..............................................................34
 Section 11.12  Successors.................................................................................................34
 Section 11.13  Severability...............................................................................................34
 Section 11.14  Table of Contents, Headings, etc...........................................................................34

                              CROSS-REFERENCE TABLE
                                R.B. ASSET, INC.

Trust Indenture
  Act Section                                                      Indenture
---------------                                                    -----------
Section 310(a)(1)                                                   6.10
              (2)                                                   Not Applicable
              (3)                                                   Not Applicable
              (4)                                                   Not Applicable
              (5)                                                   Not Applicable
           (b)(1)                                                   6.10
              (2)                                                   Not Applicable
              (3)                                                   Not Applicable
              (4)                                                   Not Applicable
              (5)                                                   Not Applicable
              (6)                                                   Not Applicable
              (7)                                                   Not Applicable
              (8)                                                   Not Applicable
              (9)                                                   6.10
             (10)                                                   Not Applicable
           (c)                                                      Not Applicable

Section 311(a)                                                      6.11
           (b)                                                      6.11
           (c)                                                      Not Applicable

Section 312(a)                                                      Not Applicable
           (b)                                                      11.03
           (c)                                                      11.03

Section 313(a)                                                      6.06
           (b)                                                      6.06
           (c)                                                      Not Applicable
           (d)                                                      Not Applicable

Section 314                                                         3.10

----------
Note: This Cross-Reference Table shall not, for any purpose, be deemed to be a part of the Indenture.

         INDENTURE dated as of December 30, 1998 between RB Asset, Inc., a Delaware corporation, and LaSalle National Bank, national banking association, as trustee.

         Each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Holders of the Increasing Rate Junior Subordinated Notes due 2006:


                                    ARTICLE I

                   DEFINITIONS AND INCORPORATION BY REFERENCE

         Section 1.01 Definitions.

         "Affiliate" means, with respect to any specified Person, any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purpose of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Agent" means any Registrar, Paying Agent or co-Registrar.

         "Board of Directors" means the Board of Directors of the Corporation or any authorized committee of such Board.

         "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in the city in which the Corporate Trust Office is located are authorized or obligated by law or executive order to close.

         "Capital Lease Obligation" means, at the time any determination thereof is to be made, the amount of the liability in respect of a capital lease which would at such time be so required to be capitalized on the balance sheet in accordance with GAAP.

         "Commission" means the Securities and Exchange Commission, and its successors.

         "Consolidated Tangible Capital" of any Person means, at any date, the total amount of non-redeemable preferred stock and common shareholders' equity (excluding amounts attributable to securities which are exchangeable for or convertible into securities other than non-redeemable preferred stock or common stock and any amounts attributable to shares issued pursuant to an acquisition by such Person) which would appear on a consolidated statement of financial condition of such Person as at such date prepared in accordance with GAAP, less intangible assets appearing thereon.

         "Corporate Trust Office" means the corporate trust office of the Trustee at which at any particular time its corporate trust business shall be principally administered, which on the date hereof is 135 South LaSalle Street, Chicago, Illinois 60603.

         "Corporation" means RB Asset, Inc. until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter, "Corporation" shall mean each successor Person, and any other obligor upon the Securities.

         "Credit Agreement" means the Credit Agreement dated as of June 28, 1996 among the Corporation, Marine Midland Bank and certain affiliates of the Corporation, as modified, amended or extended from time to time.

         "Custodian" means a receiver, conservator, liquidator, custodian, trustee, sequestrator, assignee in bankruptcy or insolvency or any similar official.

         "Default" means an event or condition the occurrence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.

         "Depository" means The Depository Trust Company and includes any successor thereto.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended, and as in effect from time to time.

         "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as approved by a significant segment of the accounting profession, from time to time.

         "Holder" and "Securityholder" means a Person in whose name a Security is registered in the register of the Securities kept by the Registrar.

         "Indebtedness" of any person means any indebtedness, contingent or otherwise, in respect of borrowed money (whether or not the recourse of the lender is to the whole of the assets of such Person or only to a portion thereof), or evidenced by bonds, notes, debentures or similar instruments or letters of credit (or reimbursement obligations with respect thereto) or representing the balance deferred and unpaid of the purchase price of any property (including pursuant to Capital Lease Obligations), if and to the extent any of the foregoing indebtedness would appear as a liability upon a balance sheet of such Person prepared in accordance with GAAP (except that any such balance that constitutes a trade payable and/or an accrued liability arising in the ordinary course of business shall not be considered Indebtedness), and shall also include, to the extent not otherwise included, any Capital Lease Obligations, the maximum fixed repurchase price of any Redeemable Stock, indebtedness secured by a Lien to which the property or assets owned or held by such Person is subject, whether or not the obligations secured thereby shall have been assumed, guarantees of items that would be included within this definition to the extent of such guarantees (exclusive of whether such items would appear upon such balance sheet), and net liabilities in respect of Interest Rate Protection Obligations. For purposes of the preceding sentence, the maximum fixed repurchase price of any Redeemable Stock which does not have a fixed repurchase price shall be calculated in accordance with the terms of such Redeemable Stock as if such Redeemable Stock were repurchased on any date on which Indebtedness shall be required to be determined pursuant to the Indenture, provided that if such Redeemable Stock is not then permitted to be repurchased, the repurchase price shall be the book value of such Redeemable Stock. The amount of Indebtedness of any person at any date shall be, without duplication, (i) the outstanding balance at such date of all unconditional obligations as described above and the maximum liability of any such contingent obligations at such date and (ii) in the case of Indebtedness of others secured by a Lien to which the property or assets owned or held by such Person is subject, the lesser of the fair market value at such date of any asset subject to a Lien securing the Indebtedness of others and the amount of the Indebtedness secured.

         "Indenture" means this instrument as amended from time to time by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereto.

         "Interest Payment Due" means the date specified in the Securities as the fixed date on which interest is due and payable.

         "Interest Rate Protection Obligations" means the obligations of any Person pursuant to any arrangement with any other Person whereby, directly or indirectly, such Person is entitled to receive from time to time periodic payments calculated by applying either a floating or a fixed rate of interest on a stated notional amount in exchange for periodic payments made by such Person calculated by applying a fixed or a floating rate of interest on the same notional amount and shall include without limitation, interest rate swaps, caps, floors, collars and similar agreements.

         "Lien" means any mortgage, lien, pledge, charge, security interest or encumbrance of any kind, whether or not filed, recorded or otherwise perfected under applicable law (including any conditional sale or other title retention agreement, any lease in the nature thereof, any option or other agreement to sell or give any security interest in and any filing or other agreement to give any financing statement under the Uniform Commercial Code (or equivalent statutes) of any jurisdiction).

         "Marine Credit Agreement" means the Credit Agreement dated as of June 28, 1996 between Marine Midland, as lender, and River Bank America (the Corporation's predecessor in interest) and certain of its affiliates, as borrowers, as amended as of the date hereof, and as hereafter amended from time to time.

         "Marine Debt" means the principal of, premium, if any, and interest on all obligations of every nature of the Corporation from time to time owed to Marine Midland under the Marine Credit Agreement, including, without ilmitation, principal of and interest on, and all fees and expenses payable under such agreement, and all other Obligations (as such term is defined in the Marine Credit Agreement).

         "Marine Midland" means Marine Midland Bank, a New York banking corporation and its successors and assigns.

         "Officer" means the Chairman of the Board of Directors, the President, any Vice President, the Treasurer, the Secretary, any Assistant Treasurer or any Assistant Secretary of the Corporation.

         "Officers' Certificate" means a certificate signed by (i) the Chairman or Vice Chairman of the Board of Directors, President or any Vice President and
(ii) the Treasurer, Secretary or any Assistant Treasurer or any Assistant Secretary of the Corporation and delivered to the Trustee by the terms of this Indenture; provided that, in the event an Officer of the Corporation holds a position set forth in (i) or (ii) above, such Officer may sign an Officer's Certificate only in his capacity as an Officer under either clause (i) or (ii), but not both.

         "Opinion of Counsel" means a written opinion from legal counsel, which opinion and legal counsel are acceptable to the Trustee.

         "Order of the Corporation" means a written order signed in the name of the Corporation by its President or any Vice President and by its Treasurer, Secretary or any Assistant Treasurer or Assistant Secretary of the Corporation and delivered to the Trustee.

         "Person" means any individual, corporation, partnership, joint venture, incorporated or unincorporated association, joint-stock company, trust, unincorporated organization or government or other agency or political subdivision thereof or other entity of any kind.

         "Principal" means principal amount of a debt security plus the premium, if any, on the security.

         "Proceeding" means the occurrence of a court or governmental agency or authority having jurisdiction in the premises entering a decree or order
(i) declaring the Corporation or any Subsidiary to be bankrupt or insolvent,
(ii) approving as properly filed a petition seeking reorganization, arrangement, adjustment, composition of or in respect of the Corporation or any Subsidiary in an involuntary case under any bankruptcy or similar law for the benefit of creditors, (iii) appointing a Custodian of the Corporation or any Subsidiary or of its Property or (iv) for the winding up or liquidation of the affairs of the Corporation or any Subsidiary, and such decree or order shall have continued undischarged and unstayed for a period of 30 days.

         "Property" means any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

         "Redeemable Stock" means any capital stock or other equity interest which, by its terms (or by the term of any security into which it is convertible or for which it is exchangeable before the stated maturity of the Securities), or upon the happening of any event, matures or is mandatorily redeemable, in whole or in part, prior to the stated maturity of the Securities.

         "Redemption Date" means, when used with respect to any Security to be redeemed, the date fixed for such redemption pursuant to this Indenture and the Security.

         "Redemption Price" means, when used with respect to any Security to be redeemed, means the price fixed for such redemption pursuant to this Indenture, as set forth in the form of Security annexed as Exhibit A hereto.

         "Regular Record Date" means the last day (whether or not a Business
Day) of the month preceding the month in which an Interest Payment Date occurs.

         "Securities" means the "Increasing Rate Junior Subordinated Notes due 2006" described above and issued under this Indenture (including any Additional Securities).

         "Senior Debt" means the principal of, premium, if any, and interest on any Indebtedness of the Corporation, whether outstanding on the date of the Indenture or thereafter created, incurred, assumed or guaranteed; unless, in the case of any particular Indebtedness, the instrument under which such Indebtedness is created, incurred, assumed or guaranteed expressly provides that such Indebtedness shall not be senior or superior in right of payment to the Securities. Without limiting the generality of the foregoing, "Senior Debt" shall include the Marine Debt.

         "Series A Preferred Stock" means the 15% Noncumulative Perpetual Preferred Stock, Series A, $1.00 par value, of the Corporation.

         "Subsidiary" means any corporation of which the Corporation owns, directly or indirectly, more than 50% of the Voting Stock.

         "TIA" means the Trust Indenture Act of 1939, as amended, and as in effect from time to time.

         "Trustee" means the party named as such in this indenture until a successor replaces it and thereafter means such successor.

         "Trust Officer" means any officer within the Corporate Trust Office (or any successor group) of the Trustee, including any Vice President, any Assistant Vice President, any Assistant Secretary or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer whom such matter is referred because of his knowledge of or familiarity with the particular subject.

         "Voluntary proceeding" means the occurrence of any of the following: the Corporation or any Subsidiary commencing a voluntary case, consenting to the entry of any order of relief in an involuntary case under any bankruptcy or similar law for the benefit of creditors, seeking or consenting to the appointment of a Custodian or to the taking possession by a Custodian of it or of any substantial part of its Property, making an assignment for the benefit of creditors, failing generally to pay its debts as they become due, or taking corporate action in furtherance of any of such purposes.

         "Voting Stock" means securities of any class or classes of a corporation the holders of which are ordinarily, in the absence of contingencies, entitled to vote for corporate directors (or Persons performing similar functions).

         Section 1.02 Other Definitions.

         Term                                             Defined in
         ----                                             -----------
"Additional Securities" ..............................    Section 2.02
"Code" ...............................................    Section 2.03
"Event of Default" ...................................    Section 5.01
"Interest Payment Date" ..............................    Section 3.01
"Legal Holiday" ......................................    Section 11.07
"Non-Payment Default" ................................    Section 9.03
"Paying Agent" .......................................    Section 2.03
"Payment Default" ....................................    Section 9.03
"Payment Blockage Period" ............................    Section 9.03
"Registrar" ..........................................    Section 2.03
"Special Record Date" ................................    Section 2.12


         Section 1.03 Incorporation by Reference of Trust Indenture Act. Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture.


         The following TIA terms used in this Indenture have the following meanings:

         "indenture securities" means the Securities;

         "indenture security holder" means a Securityholder;

         "indenture to be qualified" means this Indenture;

         "indenture trustee" or "institutional trustee" means the Trustee; and

         "obligor" on the securities means the Corporation.

         All other terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by rule of the Commission under the TIA have the meanings assigned to them thereby.

         Section 1.04 Rules of Construction. Unless the context otherwise requires: (i) a term has the meaning assigned to it; (ii) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP in the United States at the date of such computation; (iii) "or" is always used inclusively (for example, the phrase "A" or "B" means "A or B or both," not "either A or B, but not both"); (iv) words in the singular include the plural, and in the plural include the singular; (v) provisions apply to successive events and transactions; and (vi) unless specifically stated, the words "herein," "hereof," "hereto" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.


                                   ARTICLE II

                                 THE SECURITIES

         Section 2.01 Form and Dating. The Securities and Trustee's certificate of authentication shall be substantially in the form of Exhibit A, which is part of this Indenture. The Securities may have notations, legends or endorsements required by law, stock exchange rule or usage. Each Security shall be dated the date of its authentication.


         Section 2.02 Execution and Authentication. The Securities shall be executed on behalf of the Corporation by its Chairman of the Board, its President or one of its Vice Presidents and attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities may be actual or facsimile.


         If an officer whose signature is on a Security no longer holds that office at the time the Security is authenticated, the Security shall nevertheless be valid.

         A Security shall not be valid until authenticated by the manual signature of the Trustee. Such manual signature of the Trustee shall be conclusive evidence that the Security has been authenticated under this Indenture.

         Except as otherwise provided in Section 2.06, the Securities will be issued in global form only registered in the name of the Depository or its nominee. The Securities will not be issued in definitive form, except as otherwise provided in Section 2.06, and ownership of the Securities shall be maintained in book entry form by the Depository for the accounts of participating organizations of the Depository.

         The Trustee shall authenticate (i) Securities for original issue up to the aggregate principal amount stated in paragraph 5 of the Securities; and (ii) additional securities issued pursuant to this Indenture as interest on the Securities (not to exceed $3,000,000) (the "Additional Securities"), in each case upon an Order of the Corporation. The aggregate principal amount of Securities outstanding at any time may not exceed the amount as stated in paragraph 5 of the Securities except as provided in Section 2.07.

         The Trustee may appoint an authenticating agent acceptable to the Corporation to authenticate Securities, which authenticating agent shall be compensated by the Corporation. An authenticating agent may authenticate Securities whenever the Trustee may do so, other than the authentication of Securities issued upon original issue or pursuant to Section 2.07. Except as provided in the previous sentence, each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as an Agent to deal with the Corporation or an Affiliate.

         Section 2.03 Registrar and Paying Agent. The Corporation shall maintain an office or agency where Securities may be presented for registration of transfer or for exchange ("Registrar") and an office or agency where Securities may be presented for payment ("Paying Agent"). The Registrar shall keep a register of the Securities and of their transfer and exchange. The Corporation may appoint one or more additional Paying Agents. The term "Paying Agent" includes any additional Paying Agent. The Corporation or any of its Subsidiaries may act as Paying Agent or Registrar.

         The Corporation shall enter into an appropriate agency agreement with any Agent not a party to this Indenture. The agreement shall implement the provisions of this Indenture that relate to such Agent. The Corporation shall give prompt written notice to the Trustee of the name and address of any such Agent and any change in the address of such Agent. If the Corporation fails to maintain a Registrar or Paying Agent, the Trustee shall act as such.

         The Corporation shall provide to the Trustee for delivery to holders all materials required to be delivered to holders by the Corporation with respect to the Securities under the Internal Revenue Code of 1986, as amended (the "Code") or any Treasury regulations issued thereunder, and such materials as are required to be delivered to holders by any state or local authority. The Trustee shall deliver such materials promptly following its receipt thereof from the Corporation. The Corporation's agreement with any Paying Agent shall provide that the Paying Agent shall comply with all requirements of the Code, and the Treasury regulations thereunder, with respect to withholding from any payment made on the Securities of any withholding taxes imposed thereon. All such withholding duties shall be performed by the Trustee if it is the Paying Agent. The Corporation shall make all filings required by any governmental authority with respect to payments on the Securities, and promptly deliver to the Trustee copies thereof.

         The Corporation initially appoints the Trustee as Registrar and Paying Agent.

         Section 2.04 Notice of Payment; Payment by the Corporation to the Trustee; Paying Agent to Hold Money in Trust. On or prior to the fourth Business Day preceding each due date for the payment of principal of, or premium (if any) or interest on, any of the Securities, the Corporation shall deliver written notice to the Trustee or Paying Agent, as the case may be, of the type and amount of any payment and the date such payment is to be made on behalf of the Corporation. On or prior to the Business Day immediately preceding each due date for the payment of principal of, or premium (if any) or interest on, any of the Securities, the Corporation shall deposit with the Trustee or Paying Agent, as the case may be, in immediately available funds a sum sufficient to pay the principal, premium (if any) or interest so becoming due.

         The Corporation will require each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree that such Paying Agent will:

                  (1) hold all sums held by it for the payment of the principal of or premium (if any) or interest on the Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

                  (2) give the Trustee notice of any default by the Corporation (or any other obligor upon the Securities) in the making of any payment of principal, premium (if any) or interest; and

                  (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

         Section 2.05 Securityholder Lists. The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Securityholders. If the Trustee is not the Registrar, the Corporation shall furnish to the Trustee at least 10 days before each Interest Payment Date and at such other times as the Trustee may request in writing all information in the possession or control of the Corporation or any Paying Agent as to the names and addresses of the Securityholders in such form and as of such date as the Trustee may reasonably require.

         Section 2.06 Transfer and Exchange. No transfer or exchange of Securities may be effected unless the Securities are presented to the Registrar or a co-Registrar with a request to register the transfer of such Securities or to exchange them for an equal principal amount of Securities of authorized denominations. The Registrar shall then register the transfer or make the exchange if its requirements for such transactions are met. To permit registrations of transfers and exchanges, the Corporation shall execute and the Trustee shall authenticate Securities at the Registrar's request. The Trustee, the Registrar and the Paying Agent shall be entitled to rely on such representation in authenticating, registering the transfer or exchange of, or making of payments on, the Securities.

         The Registrar shall not be required (i) to issue, register the transfer of or exchange Securities during a period beginning at the opening of 15 Business Days before the day of any selection of Securities for redemption under
Section 10.04 and ending at the close of business on the day of such selection, or (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except for the unredeemed portion of any Security being redeemed in part.

         Notwithstanding anything to the contrary contained herein, any global Security shall be exchangeable for definitive securities only if (i) the Depository is at any time unwilling, unable or ineligible to continue as Depository and a successor depository is not appointed by the Corporation within 90 days of the date the Corporation is so informed in writing, (ii) the

Corporation executes and delivers to the Trustee an Order of the Corporation to the effect that such global Security shall be so exchangeable, or (iii) an Event of Default has occurred and is continuing with respect to the Securities. If the beneficial owners of an interest in a global Security are entitled to exchange such interest for definitive Securities, then without unnecessary delay but in any event not later than the earliest date on which such interest may be so exchanged, the Corporation shall deliver to the Trustee definitive Securities in such form and denominations as are required by or pursuant to this Indenture, containing identical terms and in aggregate principal amount equal to the principal amount of, such global Security, executed by the Corporation. On or after the earliest date on which such interests may be so exchanged, such global Security shall be surrendered by the Depository, and in accordance with instructions given to the Trustee and the Depository (which instructions shall be in writing but need not be contained in or accompanied by an Officer's Certificate or be accompanied by an Opinion of Counsel), as the Corporation's agent for such purpose, to be exchanged, in whole or in part, for definitive Securities as described above without charge. The Trustee shall authenticate and make available for delivery, in exchange for each portion of such surrendered global Security, a like aggregate principal amount of definitive Securities of authorized denominations and of like tenor as the portion of such global Security to be exchanged, which shall be in the form of fully registered Securities; provided, however, that no such exchanges may occur during a period beginning at the opening of 15 Business Days before the day of any selection of Securities for redemption under Section 10.04 and ending on the relevant Redemption Date. Promptly following any such exchange in part, such global Security shall be returned by the Trustee to such Depository, or such other Depository referred to above in accordance with the instructions of the Corporation referred to above. If a definitive Security is issued in exchange for any portion of a global Security after the close of business at the Corporate Trust Office on or after (i) any Regular Record Date for such Security and before the opening of business at such Corporate Trust Office on the next Interest Payment Date or (ii) any Special Record Date for such Security and before the opening of business at such Corporate Trust Office on the related proposed date for payment of interest or defaulted interest, as the case may be, interest shall not be payable on such Interest Payment Date or proposed date for payment, as the case may be, in respect of such Security, but shall be payable on such Interest Payment Date or proposed date for payment, as the case may be, only to the Person to whom interest in respect of such portion of such global Security shall be payable in accordance with the provisions of this Indenture.

         Section 2.07 Replacement Securities. If the Holder of a mutilated Security surrenders such Security to the Trustee, the Corporation shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding.

         If the Holder of a Security claims that the Security has been lost, destroyed or wrongfully taken, the Corporation shall issue and the Trustee shall authenticate a replacement Security if the Trustee's requirements are met. If required by the Trustee or the Corporation, such Holder shall provide an indemnity bond sufficient in the judgment of both the Corporation and the Trustee to protect the Corporation, the Trustee, any Agent or any authenticating agent from any loss which any of them may suffer if a Security is replaced. The Corporation and the Trustee may charge for its expenses in replacing a Security.

         Every replacement Security issued under this Section shall constitute an obligation of the Corporation, entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities.

         Section 2.08 Outstanding Securities. The Securities outstanding at any time are all the Securities authenticated by the Trustee except for those canceled by it, those delivered to it for cancellation, and those described in this Section as not outstanding.


         If a Security is replaced pursuant to Section 2.07, is ceases to be outstanding unless the Trustee receives proof satisfactory to it that the replaced security is held by a bona fide purchaser.

         If Securities are considered paid under Section 3.01, they cease to be outstanding and interest on them ceases to accrue.

         A Security does not cease to be outstanding because the Corporation or an Affiliate of the Corporation holds the Security.

         Section 2.09 Treasury Securities. In determining whether the Holders of the required principal amount of Securities have concurred in any direction, waiver or consent, Securities owned by the Corporation or an Affiliate of the Corporation shall be considered as though they are not outstanding, except that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Securities which the Trustee actually knows are so owned shall be so disregarded.

         Section 2.10 Temporary Securities. Until definitive Securities are ready for delivery, the Corporation may prepare and the Trustee shall, upon Order of the Corporation, authenticate temporary Securities. Temporary Securities shall be substantially in the form of definitive Securities but may have variations that the Corporation considers appropriate for temporary Securities including, without limitation, a legend stating that such temporary Security is a temporary Security. Without unreasonable delay, the Corporation shall prepare and the Trustee shall authenticate definitive Securities in exchange for temporary Securities. Until such exchange, such temporary Securities shall be entitled to the same rights, benefits and privileges as the definitive Securities.

         Section 2.11 Cancellation. The Corporation at any time may deliver Securities to the Trustee for cancellation. The Registrar and Paying Agent shall forward to the Trustee any Securities surrendered to them for registration of transfer, exchange, or payment. The Trustee shall cancel all Securities surrendered for registration of transfer, exchange payment, replacement or cancellation and shall destroy canceled Securities and deliver a certificate of such destruction to the Corporation, unless the Corporation directs the Trustee to deliver canceled Securities to the Corporation. The Corporation may not issue new Securities to replace securities that it has paid or that have been delivered to the Trustee for cancellation.

         Section 2.12 Defaulted Interest. If the Corporation fails to make a payment of interest on the Securities on the due date therefor or within the grace period set forth in Section 5.01(1), it shall pay such interest thereafter in any lawful manner. It may pay such interest, plus any interest lawfully payable on it, to the Persons who are Securityholders on a subsequent special record date (a "Special Record Date"). The Corporation shall fix the Special Record Date and related payment date. At least 10 days before the Special Record Date, the Corporation shall mail to Securityholders a notice that states the Special Record Date, related payment date, and amount of such interest to be paid.

         Section 2.13 Certain Limitation on Securities. Notwithstanding anything to the contrary in this Indenture (or in any related document):

                  (a) in the event that the obligations represented by the Securities are assumed in full by another corporation, which shall succeed by merger or otherwise to substantially all of the assets and the business of the Corporation, and payment or provision for payment shall have been made in respect of all matured installments of interest upon the Securities together with all matured installments of principal and of premium (if any) on such Securities which shall have become due otherwise than by acceleration, then any default caused by the appointment of a receiver for the Corporation shall be deemed to have been cured, and any declaration consequent upon such default declaring the principal, premium (if any) and interest on the Securities to be immediately due and payable shall be deemed to have been rescinded.

                  (b) The Securities are unsecured by the assets of the Corporation, or any of its affiliates.

                  (c) The Securities are subordinated and junior in right of payment to the Corporation's other obligations to its general and secured creditors. Notwithstanding anything to the contrary herein, amounts due to the Trustee pursuant to Section 6.07 shall not be subordinated and junior in right of payment to the Corporation's other obligations to its general and secured creditors.

                  (d) The Securities are ineligible as collateral for a loan by the Corporation.


                                   ARTICLE III

                                    COVENANTS

         Section 3.01 Payment of Securities. The Corporation shall punctually pay the principal of and premium (if any) and interest on the Securities on the dates and in the manner provided in the Securities. Principal, premium (if any) and interest shall be considered paid on the date due if the Trustee or all Paying Agents hold on that date money designated for and sufficient to pay all principal, premium (if any) and interest then due.

     Through and including January 15, 2002, on each Interest Payment Date (as defined below), the Corporation may, at its option and in its sole discretion, in lieu of the payment of interest on the Securities in whole or in part in cash, pay such interest on the Securities through the issuance of Additional Securities in an aggregate principal amount equal to the amount of interest that would otherwise be payable with respect to the Securities in cash; provided, however, that the Corporation may issue Additional Securities only in denominations of $100 and integral multiples of $100. After January 15, 2002, the Corporation shall pay interest on the Securities in cash. The Corporation shall notify the Trustee in writing of its election to pay interest on the Securities through the issuance of Additional Securities and the aggregate amount of Additional Securities to be issued not less than 10 nor more than 45 days prior to the record date for the Interest Payment Date on which Additional Securities will be issued. On each such Interest Payment Date, the Trustee shall authenticate Additional Securities for original issuance to each Holder on the relevant record date in the aggregate principal amount required to pay such interest. Each Additional Security is an additional obligation of the Corporation and shall be governed by, and entitled to the benefits of, this Indenture and shall be subject to the terms of this Indenture and shall be pari passu with and subject to the same terms (including the rate of interest from time to time payable thereon) as the Securities (except, as the case may be, with respect to the issuance date and aggregate principal amount). The Corporation will pay interest semi-annually in arrears on January 15 and July 15 of each year (each an "Interest Payment Date"), commencing on July 15, 1999, the first Interest Payment Date. Interest on the Securities will accrue from the most recent Interest Payment Date to which interest has been paid or, if no interest has been paid, from the date hereof. The Corporation shall pay interest on global Securities through the issuance of Additional Securities only in accordance with the rules and regulations of the Depository as in effect from time to time.

     The Corporation shall pay interest on overdue principal at the rate borne by the Securities for the last semi-annual interest period; it shall pay interest on overdue installments of interest at the same rate to the extent lawful.

     Section 3.02 Dividends and Certain Other Elements. The Corporation shall not (i) declare or pay or set apart any funds for the payment of dividends on, or make any other distribution in respect of, any shares of its capital stock (other than dividends or distributions payable solely in shares of its capital stock) or (ii) make, or permit any Subsidiary or Affiliate to make, any payment on account of the purchase, redemption or other acquisition or retirement of any such shares or obligations, if at the time of such action and after giving effect thereto a Default or an Event of Default shall have occurred and be continuing.

     Section 3.03 Transactions with Affiliates. Neither the Corporation nor any Subsidiary will pay, directly or indirectly, any funds to or for the account of, make any investment in, enter into any transaction including, without limitation, the purchase, sale or exchange of Property or the rendering of any service, or effect any transaction in connection with any joint enterprise or other joint arrangement with, any Affiliate, except that the Corporation or any Subsidiary may (i) make such payments and investments or enter into such transactions on terms and conditions at least as favorable to the Corporation or such Subsidiary, as the case may be, as those that could be obtained in a comparable arm's-length transaction with a Person not an Affiliate (as determined in good faith by the Board of Directors, whose determination shall be conclusive), (ii) make payments or provide compensation (including the extension of credit upon such favorable terms as are permitted by applicable laws and regulation) for services rendered by any Affiliate who is an officer, director or employee of the Corporation or any Subsidiary and (iii) make payments to RB Management Company, LLC for management services pursuant to the Management Agreement dated as of June 28, 1996 by and between the Corporation and RB Management Company, LLC, as said Agreement may be modified, amended or extended from time to time; and provided, further, that for purposes of this Section, the term "Affiliate" shall not include, in the case of the Corporation, any Subsidiary, or, in the case of any Subsidiary, the Corporation or another Subsidiary.

         Section 3.04 Reports by Corporation.

                  (a) The Corporation shall file with the Trustee within 5 days after it files them with the Commission copies of the annual and quarterly reports and of the information, documents and other reports which the Corporation files, or which are filed in respect of the Corporation, with the Commission pursuant to Section 13 of the Exchange Act and the regulations of the Commission thereunder, or any other rules and regulations of the Commission under the Exchange Act as may from time to time be in effect. If the Corporation is not subject to the requirements of Section 13 of the Exchange Act, the Corporation shall file with the Trustee, within 15 days after it would have otherwise been required to file pursuant to the Exchange Act, financial statements including any notes thereto, and a "Management's Discussion and Analysis of Financial Condition and Results of Operations," both comparable to that which the Corporation would have been required to include in the annual and quarterly reports, information documents or other reports (under rules currently in effect on the date hereof) which the Corporation would have been required to file pursuant to
         Section 13 of the Exchange Act.

                  (b) While any of the Securities are outstanding, the Corporation shall mail to each Holder copies of the annual and quarterly reports of the Corporation that it is required to file with the Trustee pursuant to Section 3.04(a) (or summaries thereof) within 30 days after such filing is required to be made.

         Section 3.05 Maintenance of Properties; Insurance. The Corporation will keep, and will cause each Subsidiary to keep, all Property useful and necessary in its business in good working order and condition. The Corporation will maintain and will cause each Subsidiary to maintain (either in the name of the Corporation or in such Subsidiary's own name) with financially sound and reputable insurance companies, insurance on all its Property in at least such amounts as are usually insured against in the same general area by companies of established repute engaged in a similar business.

     Section 3.06 Maintenance of Books and Records. The Corporation will keep, and will cause each Subsidiary to keep, proper books of record and account in which full and correct entries will be made of all its business transactions, and will reflect in its financial statements adequate accruals and appropriations to reserves. The Corporation shall cause its books of record and account and those of each of its Subsidiaries to be examined on a consolidated basis by a nationally recognized firm of independent public accountants not less frequently than annually for purposes of preparing audited consolidated financial statements and shall not make any change in the accounting principles applied to its financial statements not concurred in by such firm or firms. The Corporation shall prepare its financial statements in accordance with GAAP consistently applied, except as otherwise stated therein.

     Section 3.07 Conduct of Business. The Corporation shall, and shall cause each of its Subsidiaries to, comply with all statutes, laws, ordinances or government rules and regulations to which it is subject and to obtain, preserve and renew any licenses, permits, franchisees or other governmental authorizations necessary to the ownership or operation of its Properties or to the conduct of its business, if failure to so comply, obtain, preserve and renew adversely affects, or so far as the Corporation can at the time foresee is reasonably likely to adversely affect, in any material respect the business, prospects, earnings, Properties or condition, financial or otherwise, of the Corporation and its Subsidiaries taken as a whole.

         Section 3.08 Taxes and Claims. The Corporation shall, and shall cause each of its Subsidiaries to, pay prior to delinquency:

                  (i) all taxes, assessments and governmental charges or levies imposed upon it or its Property, and

                  (ii) all claims or demands of materialmen, mechanics, carriers, warehousemen, landlords and other like Persons which, if unpaid, might result in the creation of a lien upon its Property;

     Provided that items in clauses (i) and (ii) need not be paid while being contested in good faith by appropriate proceedings, and provided, further, that adequate book reserves (in the opinion of the Corporation's independent accountants) have been established with respect thereto; and provided, further, that the owning company's title to, and its right to use, its Property is not materially adversely affected thereby.

     Section 3.09 Money for Security Payments to Be Held in Trust. If the Corporation shall at any time act as its own Paying Agent, it will, on or before each due date of the principal of or premium (if any) and interest on the Securities, segregate and hold in trust in a trust or special deposit account for the benefit of the Persons entitled thereto a sum sufficient to pay the principal, premium (if any) or interest so becoming due until such sum shall be paid to such Person or otherwise disposed of as herein provided, and will promptly notify the Trustee of its action or failure so to act.

     Whenever the Corporation shall have one or more Paying Agents, it will, on or prior to each date for the payment of the principal of or premium (if any) or interest on the Securities, deposit with the Paying Agents sums sufficient to pay the principal, premium (if any) or interest so becoming due, such sums to be held in trust for the benefit of the Persons entitled to such payments pursuant to the agreement referred to in Section 2.04; and, unless such Paying Agent is the Trustee, the Corporation will promptly notify the Trustee of its action or failure so to act.

     For the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, the Corporation may at any time pay, or direct any Paying Agent to pay, to the Trustee all sums held in trust by the Corporation or such Paying Agent, such sums to be held by the Trustee, the Corporation or such Paying Agent, as the cast may be, shall be released from all further liability with respect to such money.

     Section 3.10 Compliance Certificate. The Corporation shall deliver to the Trustee, within 120 days after the end of each fiscal year of the Corporation, an Officers' Certificate stating that a review of the activities of the Corporation and its Subsidiaries during the preceding fiscal year has been made under the supervision of the signing Officers with a view to determining whether the Corporation has kept, observed, performed and fulfilled its obligations under this Indenture, and further stating, as to each such officer signing such Certificate, that to the best of his knowledge the Corporation has kept, observed, performed and fulfilled each and every covenant contained in this Indenture and is not in default in the performance or observance of any of the terms, provisions and conditions hereof (or, if a Default or Event of Default shall have occurred, describing all such Defaults or Events of Default of which he may have knowledge and specifying what action the Corporation is taking or proposes to take with respect thereto) and that to the best of his knowledge no event has occurred and remains in existence by reason of which payments on account of the principal of or interest on the Securities are prohibited.

     The Corporation will, so long as any of the Securities are outstanding, deliver to the Trustee at its Corporate Trust Office, forthwith upon becoming aware of any Default, Event of Default or default in the performance of any covenant, agreement or condition contained in this Indenture, an Officers' Certificate describing such Default, Event of Default or default and specifying what action the Corporation is taking or proposes to take with respect thereto. Any such Certificate delivered under this Section 3.10 shall comply with Section 314 of the TIA.

         Section 3.11 Continued Existence. Subject to Article IV, the Corporation will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence.


                                   ARTICLE IV

                                   SUCCESSORS

         Section 4.01 When Corporation May Merge, etc. Subject to Section 2.13, the Corporation shall not consolidate or merge with or into, or transfer, sell, lease or convey all or substantially all of its Property to, any Person unless:

                  (i) the corporation formed by or surviving any such consolidation or merger, or the Person to which such transfer, sale, lease or conveyance shall have been made, unconditionally assumes by supplemental indenture all the obligations of the Corporation under the Securities and this Indenture including but not limited to the due and punctual payment of the principal of and interest on all the Securities;

                  (ii) immediately after the transaction, the Consolidated Tangible Capital of the corporation formed by or surviving such consolidation or merger, or the Person to which such transfer, sale, lease or conveyance has been made, shall not be a negative amount; and

                  (iii) immediately after the transaction no Default or Event of Default exists.

     The Corporation shall deliver to the Trustee prior to the proposed transaction an Officers' Certificate to the foregoing effect and an Opinion of Counsel stating that the proposed transaction and such supplemental indenture comply with this Indenture and that all conditions precedent to the consummation of the transaction under this Indenture have been met.

     The surviving corporation shall be the successor Corporation, but the predecessor Corporation in the case of a transfer, sale, lease or conveyance shall not be released from the obligation to pay the principal of and interest on the Securities.

     The parties hereto recognize that the remedies otherwise provided in this Indenture may not provide an adequate remedy in the case of noncompliance by the Corporation under this Section. The parties hereto therefore agree that, in any such case of noncompliance, the Trustee shall be entitled to seek an injunction or specific performance of the Corporation's obligations under this Section, or any other equitable remedies, in addition to other remedies provided in this Indenture.

     Section 4.02 Successor Substituted. Upon any consolidation or merger, or any transfer, sale, lease or conveyance of all or substantially all of the assets of the Corporation in accordance with Section 4.01, the successor Person formed by such consolidation or into which the Corporation is merged or to which such transfer, sale, lease or conveyance is made shall succeed to, and be substituted for, and may exercise every right and power of, the Corporation under this Indenture with the same effect as if such successor had been named as the Corporation herein.

                                    ARTICLE V

                              DEFAULTS AND REMEDIES

         Section 5.01 Events of Default. An "Event of Default" occurs if:


                  (1) the Corporation defaults in the payment of interest on any Security when the same becomes due and payable and the Default continues for a period of 30 days;

                  (2) the Corporation defaults in the payment of the principal of or premium on any Security (including any mandatory redemption payment) when the same becomes due and payable at maturity or upon redemption, acceleration or otherwise;

                  (3) the Corporation fails to comply with any of its other agreements or covenants in or provisions of the Securities or this Indenture, and such default continues for a period of 30 days after the Trustee notifies the Corporation, or the Holders of at least 25% in principal amount of the then-outstanding Securities notify the Corporation and the Trustee, of such Default;

                  (4) a default (other than default under any mortgage indenture or instrument securing or evidencing any indebtedness secured by an interest in a particular real estate development project, or under any guarantee of payment of indebtedness which guarantee is secured by an interest in a particular real estate development project, in either case which is expressly stated to be without recourse to the Corporation or any of its Subsidiaries or which is a purchase money or similar mortgage indebtedness that is without recourse to the Corporation or any of its Subsidiaries under applicable state law from the date of its execution) occurs under any instrument or any other obligation representing Indebtedness of the Corporation or any Subsidiary if (i) the effect of such default is to permit the acceleration of such Indebtedness and (ii) the aggregate principal amount of such indebtedness as to which any such default or defaults shall have occurred exceeds $10 million;

                  (5) there is a Proceeding;

                  (6) There is a Voluntary Proceeding;

                  (7) a Custodian shall be appointed for the Corporation; or

                  (8) one or more judgments have been rendered against the Corporation or any Subsidiary in an aggregate amount exceeding $10 million which judgments remain undischarged for a period of 60 days after all rights to directly review such judgment, whether by appeal or writ, have been exhausted or have expired.

     Section 5.02 Acceleration: Limitations on Acceleration. Subject to Section 2.13, if an Event of Default (other than an Event of Default specified in clause
(5) or (6) as such clauses relate to the Corporation or clause (7) of Section 5.01) occurs and is continuing, the Trustee by notice to the Corporation, or the Holders of at least 25% in principal amount of the then-outstanding Securities by notice to the Corporation and the Trustee, may declare the principal of an accrued interest on all the securities to be due and payable. Upon such declaration the principal and interest shall be due and payable immediately without any presentment, demand, protest or notice to the Corporation, all of which the Corporation expressly waives. Subject to Section 2.13, if an Event of Default specified in clause (5) or (6) as such clauses relate to the Corporation or clause (7) of Section 5.01 occurs, such an amount shall become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder.

     The Holders of a majority in principal amount of the then-outstanding Securities by notice to the Trustee may rescind an acceleration and its consequences if:

                  (1) the rescission would not conflict with any judgment or decree;

                  (2) all existing Events of Default have been cured or waived except nonpayment of principal or interest that has become due solely because of the acceleration;

                  (3) to the extent the payment of such interest is lawful, interest on overdue installments of interest and overdue principal, which has become due otherwise than by such declaration of acceleration, has been paid; and

                  (4) all payments then due the Trustee and any predecessor Trustee under Section 6.07 have been made.

         Section 5.03 Other Remedies. Subject to Section 2.13, if an Event of Default occurs and is continuing, the Trustee may pursue any available remedy by an action at law, suit in equity or other appropriate proceeding to collect the payment of principal of or interest on the Securities or to enforce the performance of any provision of the Securities or this Indenture.

         The Trustee may maintain a proceeding even if it does not possess any of the Securities or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Securityholder in exercising any right or remedy accruing upon a Default or Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in such Default or Event of Default. All remedies are cumulative to the extent permitted by law.

         Section 5.04 Waiver of Default. The Holders of at least a majority in principal amount of the then-outstanding Securities by notice to the Trustee may waive an existing Default or Event of Default and its consequences except a continuing Default or Event of Default in the payment of the principal of or interest on any Security. No such waiver shall extend to any subsequent or other Default or Event of Default.

         Section 5.05 Control by Majority. The Holders of a majority in principal amount of the then-outstanding Securities may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on it. However, the Trustee may refuse to follow any direction that conflicts with law, regulation or this Indenture, is unduly prejudicial to the rights of other Securityholders or would subject the Trustee to personal liability.

         Section 5.06 Limitation on Suits. A Securityholder may pursue a remedy with respect to this Indenture or the Securities only if:

                  (1) the Holder gives to the Trustee notice of a continuing Event of Default;

                  (2) the Holders of at least 25% in principal amount of the then-outstanding Securities make a request to the Trustee to pursue the remedy;

                  (3) such Holder or Holders offer(s) to the Trustee indemnity satisfactory to the Trustee against any loss, liability at expense;

                  (4) the Trustee does not comply with the request within 60 days after the receipt of the notice, the request and the offer of indemnity, and

                  (5) during such 60-day period the Holders of a majority in principal amount of the then-outstanding Securities do not give the Trustee a direction inconsistent with the request.

     A Securityholder may not use this Indenture to prejudice the rights of another Securityholder or to obtain a preference or priority over another Securityholder.

     Section 5.07 Rights of Holders to Receive Payment. Subject only to Article IX, Section 2.13 and the provisions of Section 5.02 regarding rescission of acceleration, notwithstanding any other provision of this Indenture, the right of any Holder of a Security to receive payment of principal of and premium (if any) and interest on the Security on or after the respective due dates expressed in the Security, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of the Holder.

         Section 5.08 Collection Suit by Trustee. If an Event of Default specified in clause (1) or (2) of Section 5.01 occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Corporation for the whole amount of principal, premium (if any) and interest remaining unpaid on the Securities and any amounts due the Trustee under Section 6.07.

         Section 5.09 Trustee May File Proofs of Claim. The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and the Securityholders allowed in any judicial proceedings relative to the Corporation, its creditors or its Property.

     Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Securityholder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Securityholder in any such proceeding.

         Section 5.10 Priorities. If the Trustee collects any money pursuant to this Article, it shall pay out the money in the following order:

                  First: to the Trustee for amounts due under Section 6.07;

                  Second: to holders of Senior Debt to the extent required by
         Article IX;

                  Third: to Securityholders for amounts due and unpaid on the Securities for principal, premium (if any) and interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Securities for principal, premium (if any) and interest, respectively; and

                  Fourth: to the Corporation, its successors or assigns, or to whomever may be legally entitled to receive the remainder, or as a court of competent jurisdiction may determine.

     The Trustee may fix a record date and a payment date for any payment to the Securityholders pursuant to this Article.

     Section 5.11 Undertaking for Costs. In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as a Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section does not apply to a suit by the Trustee, a suit by a Holder for the enforcement of rights set forth in Section 5.06, or a suit by Holders of at least 15% in principal amount of the then-outstanding Securities.

                                   ARTICLE VI

                                     TRUSTEE

         Section 6.01 Duties of Trustee.

                  (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

                  (b) Except during the continuance of an Event of Default:

                           (1) the Trustee need perform only those duties that
                  are specifically set forth in this Indenture and no others;
                  and

                           (2) in the absence of bad faith on its part, the
                  Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture but shall not be required to verify the accuracy of the contents of such certificates or opinions. However, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

                  (c) The Trustee may not be relieved from liability for its own negligent action or failure to act, or its own willful misconduct, except that:

                           (1) this paragraph does not limit the effect of
                  paragraph (b) of this Section;

                           (2) the Trustee shall not be liable for any error of
                  judgment made in good faith by a Trust Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

                           (3) the Trustee shall not be liable with respect to
                  any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 5.05.

                  (d) Every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b), (c) and (e) of this Section.

                  (e) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

                  (f) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree with the Corporation. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

         Section 6.02 Rights of Trustee:

                  (a) The Trustee may rely on any document believed by it to be genuine and to have been signed or presented by the proper person. The Trustee need not investigate any fact or matter stated in the document.

                  (b) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Certificate or Opinion.

                  (c) The Trustee may act through agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

                  (d) The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers.

         Section 6.03 Individual Rights of Trustee. The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Corporation or an Affiliate with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights. However, the Trustee is subject to Sections 6.10 and 6.11.

         Section 6.04 Disclaimer. The Trustee makes no representation as to the validity or adequacy of this Indenture, the Securities or the Offering Circular of the Corporation relating to the Securities, it shall not be accountable for the Corporation's use of the proceeds from the Securities, and it shall not be responsible for any statement in the Securities or the Offering Circular of the Corporation relating to the Securities other than its authentication.

         Section 6.05 Notice of Defaults. If a Default or Event of Default has occurred and is continuing of which a Trust Officer of the Trustee has actual knowledge, the Trustee shall mail to Securityholders a notice of the Default or Event of Default within 90 days after it becomes known to the Trustee. Except in the case of a Default or Event of Default in payment of principal of, premium (if any) or interest on any Security, the Trustee may withhold notice if and so long as a committee of its Trust Officers in good faith determines that withholding the notice is in the interest of Securityholders.

         Section 6.06 Reports by Trustee to Holders.

                  (a) Within 60 days after each April 15, the Trustee shall mail to each Securityholder and the Corporation a brief report dated as of such April 15 that complies with TIA Section 313(a). The Trustee shall also comply with TIA Section 313(b)(2).

                  (b) In lieu of the foregoing reports, so long as this Indenture is not qualified under the TIA, the Trustee may transmit by mail to the Corporation a statement as to its qualifications and eligibility hereunder, and shall transmit by mail a copy of such statement to such Holders who have previously furnished a written request therefor to the Trustee.

         Section 6.07 Compensation and Indemnity. The Corporation shall pay to the Trustee from time to time reasonable compensation for its services. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Corporation shall reimburse the Trustee upon request for all reasonable out-of-pocket expenses incurred by it. Such expenses shall include the reasonable compensation and out-of-pocket expenses of the Trustee's agents and counsel.

         The Corporation shall indemnify the Trustee against any loss or liability incurred by it in connection with its services hereunder except as set forth in the next paragraph. The Trustee shall notify the Corporation promptly of any claim for which it may seek indemnity. The Corporation shall settle or defend the claim and the Trustee shall cooperate in the defense. The Trustee may have separate counsel, at the expense of the Corporation.

         The Corporation need not reimburse any expense or indemnity against any loss or liability incurred by the Trustee through gross negligence or bad faith.

         The Corporation's payment obligations under this Section shall not be subordinated and junior in right of payment to the Corporation's other obligations to its general and secured creditors.

         To secure the Corporation's payment obligations in this Section, the Trustee shall have a lien prior to the Securities on all money or Property held or collected by the Trustee, except that held in trust to pay principal of, premium (if any) and interest on particular securities.

         When the Trustee incurs expenses or renders services after an Event of Default specified in clauses (5), (6) and (7) of Section 5.01 occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under any bankruptcy or similar law for the benefit of creditors.

         The Corporation's payment obligations to the Trustee pursuant to this Section 6.07 shall survive the discharge of this Indenture and the resignation or removal of the Trustee.


         Section 6.08 Replacement of Trustee. A resignation or removal of the Trustee and appointment of a successor Trustee shall become effective only upon the successor Trustee's acceptance of appointment as provided in this Section.

         The Trustee may resign by so notifying the Corporation. The Holders of a majority in principal amount of the then-outstanding Securities may remove the Trustee by so notifying the Trustee and the Corporation. The Corporation may remove the Trustee if:

                  (1) the Trustee fails to comply with Section 6.10;

                  (2) the Trustee is adjudged a bankrupt or an insolvent or an order for relief is entered with respect to the Trustee under any bankruptcy or similar law for the benefit of creditors;

                  (3) a custodian or public officer takes charge of the Trustee or its Property; or

                  (4) the Trustee becomes incapable of acting.

         If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Corporation shall promptly appoint a successor Trustee. Within one year after the successor Trustee takes office, the Holders of a majority in principal amount of the then-outstanding Securities may appoint a successor Trustee to replace the successor Trustee appointed by the Corporation.

         If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Corporation or the Holders of at least 10% in principal amount of the then-outstanding Securities may petition any court of competent jurisdiction for the appointment of a successor Trustee.

         If the Trustee fails to comply with Section 6.10, any Securityholder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

         A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Corporation. Thereupon the resignation or removal of the retiring Trustee shall become effective and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. The successor Trustee shall mail a notice of its succession to Securityholders. The retiring Trustee shall promptly transfer all Property held by it as Trustee to the successor Trustee, subject to the lien provided for in Section 6.07.

         Section 6.09 Successor Trustee by Merger. If the Trustee consolidates, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation, the successor corporation without any further act shall be the successor Trustee.

         Section 6.10 Eligibility; Disqualification. This Indenture shall always have a Trustee who satisfies the requirements of TIA Section 310(a)(1). The Trustee shall always have a combined capital and surplus of at least $10 million as set forth in its most recent published annual report of condition. The Trustee is subject to TIA Section 310(b), including the optional provision permitted by the second sentence of TIA Section 310(b)(9).

         Section 6.11 Preferential Collection of Claims Against Corporation. The Trustee shall comply with TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). A Trustee who has resigned or been removed shall comply with TIA Section 311(a) to the extent indicated therein.


                                   ARTICLE VII

                           SATISFACTION AND DISCHARGE

         Section 7.01 Satisfaction and Discharge of Indenture. This Indenture shall cease to be of further effect (except as to (i) any rights of substitution, registration of transfer and exchange of Securities herein expressly provided for, (ii) rights hereunder of Holders to receive payments of principal of, or premium (if any) or interest on, the Securities and (iii) the rights, obligations and immunities of the Trustee hereunder, including without limitation, its rights under Section 6.07), and the Trustee, on the demand and at the expense of the Corporation, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture when:

                  (1)      either

                           (A) all Securities theretofore authenticated and
                  delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Article II, and (ii) Securities for the payment of which money has theretofore been deposited in trust with the Trustee or any Paying Agent or segregated and held in trust by the Corporation and thereafter repaid to the Corporation or discharged from such trust, as provided in
                  Section 7.03) have been delivered to the Trustee for cancellation; or

                           (B) the principal of all such Securities not
                  theretofore delivered to the Trustee for cancellation has become due and payable and the Corporation has deposited or caused to be deposited in trust with the Trustee, solely for the benefit of the Holders, funds in an amount sufficient to pay and discharge the entire Indebtedness on such Securities not theretofore delivered to the Trustee for cancellation;

                  (2) the Corporation has irrevocably paid or caused to be irrevocably paid all other sums payable hereunder by the Corporation; and

                  (3) the Corporation has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for herein to be complied with by the Corporation relating to the satisfaction and discharge of this Indenture have been complied with.

         Section 7.02 Application of Trust Money. The Trustee shall hold in trust money deposited with it pursuant to Section 7.01. It shall apply the deposited money through the Paying Agents and in accordance with the Indenture to the payment of principal and Interest, on the Securities. Money so held in trust shall not be subject to Article IX.

         Section 7.03 Repayment to Corporation. Any money deposited with the Trustee or any Paying Agent, or then held by the Corporation in trust for the payment of principal, premium (if any) or interest that remains unclaimed for two years after such principal, premium (if any) or interest has become due and payable shall be paid to the Corporation upon request, or, if then held by the Corporation, shall be released from such trust; provided, however, that the Trustee or such Paying Agent, may, at the expense of the Corporation, cause to be published once in a newspaper of general circulation in the City of New York or mail to each such Holder, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication or mailing, any unclaimed balance of such money then remaining will be repaid to the Corporation. After such money has been paid to the Corporation or released from trust, Securityholders entitled to the money must look to the Corporation for payment as general creditors unless an applicable abandoned property law designates another person.


                                  ARTICLE VIII

                                   AMENDMENTS

         Section 8.01 Without Consent of Holders. The Corporation and the Trustee may amend this Indenture or the Securities without the consent of any
Securityholder:

                  (1) to cure any ambiguity, defect or inconsistency;

                  (2) to comply with Section 4.01;

                  (3) to provide for definitive Securities in exchange for global Securities;

                  (4) to make any change that does not adversely affect the legal rights hereunder of any Securityholder; or

                  (5) to take any action necessary to qualify this Indenture under the TIA.

         Section 8.02 With Consent of Holders. The Corporation and the Trustee may amend this Indenture or the Securities with the written consent of the holders of at least a majority in principal amount of the then-outstanding Securities. However, without the consent of each Securityholder affected, an amendment under this Section may not:

                  (1) reduce the amount of Securities whose Holders must consent to an amendment;

                  (2) reduce the rate of or change the time for or in any way affect the terms of payment of interest, including default interest, on any Security;

                  (3) reduce the principal of or change the fixed maturity of any Security, or change the date on which any Security may be subject to redemption, or reduce the Redemption Price therefor;

                  (4) reduce the rate of or change the time for or in any way affect the terms of payment of premium (if any) payable upon redemption or maturity of any Security;

                  (5) make any Security payable in money other than that stated in the Security;

                  (6) make any change in Section 5.04 or 5.07 or the second sentence of this Section 8.02; or

                  (7) make any change in Article IX that adversely affects the rights of any Securityholder.

         After an amendment under this Section becomes effective, the Corporation shall mail to Securityholders a notice briefly describing the amendment.

         Section 8.03 Compliance with Trust Indenture Act. Every amendment to or supplement of this Indenture or the Securities shall comply with the TIA as then in effect.

         Section 8.04 Revocation and Effect of Consents. Until an amendment or waiver becomes effective, a consent to it by a Holder is a continuing consent by the Holder and every subsequent Holder of a Security or portion of a Security that evidences the same date as the consenting Holder's Security, even if notation of the consent is not made on any Security. However, any such Holder or subsequent Holder may revoke the consent as to his security or portion of a Security if the Trustee receives the notice of revocation before the date the amendment or waiver becomes effective. An amendment or waiver becomes effective in accordance with its terms and thereafter binds every Securityholder.

         Section 8.05 Notation on or Exchange of Securities. If an amendment, supplement or waiver changes the terms of the Securities, the Trustee may require the Holders of such Securities to deliver them to the Trustee. The Trustee may place an appropriate notation on such Securities about the changed terms and return them to such Holders. Alternatively, the Corporation in exchange for all outstanding securities may issue and the Trustee shall authenticate new Securities that reflect the changed terms.

         Section 8.06 Trustee Protected. The Trustee shall sign any amendment, supplement or waiver if requested by the Corporation, so long as the same complies with the requirements of this indenture and in doing so shall be entitled to receive, and shall be fully protected in relying upon an opinion of counsel stating that the execution of any amendment, supplement or waiver authorized pursuant to this Article is authorized or permitted by this Indenture, is not inconsistent herewith and is valid and binding on the Corporation in accordance with its terms. However, the Trustee need not sign any amendment, supplement or waiver that adversely affects its rights, duties, liabilities or immunities. The Corporation may not sign an amendment or supplement until its Board of Directors approves it (a certified copy of the resolutions in which such approval is given shall be delivered to the Trustee prior to its signing any amendment, supplement or waiver).


                                   ARTICLE IX

                                  SUBORDINATION

         Section 9.01 Agreement to Subordinate. The Corporation, agrees, and each Holder by accepting a Security agrees, that the indebtedness evidenced by the Securities (including principal, premium, if any, and interest and any other amounts payable to holders of the Securities pursuant to this Indenture or the Securities) is subordinated in right of payment, to the extent and in the manner provided in this Article IX to the prior payment in full of all Senior Debt, and that the subordination is for the benefit of the holders of the Senior Debt. Notwithstanding anything to the contrary herein, amounts due to the Trustee pursuant to Section 6.07 shall not be subordinated and junior in right of payment to the Corporation's other obligations to its general and secured creditors.

         Section 9.02 Liquidation; Dissolution; Bankruptcy. Upon any (i) bankruptcy, reorganization, insolvency, receivership or similar proceeding relating to the Corporation or its property, (ii) assignment for the benefit of creditors or any marshaling of the assets and liabilities of the Corporation or
(iii) distribution to creditors of the Corporation in a liquidation or dissolution of the Corporation:

                  (1) holders of Senior Debt shall be entitled to receive payment in full in cash or, at the option of the holders of the Senior Debt, cash equivalents of Senior Debt (including interest after the commencement of any such proceeding at the rate specified in the applicable Senior Debt whether or not a claim therefor is allowed) to the date of payment on the Senior Debt before Holders shall be entitled to receive any payment of principal or interest on the Securities; and

                  (2) until the Senior Debt (as provided in subsection (1) above) is paid in full in cash or, at the option of the holders of the Senior Debt, cash equivalents, any distribution to which Holders would be entitled but for this Article IX shall be made to holders of Senior Debt, as their interests may appear, except that Holders may receive securities that are subordinated to Senior Debt (and to any securities issued in exchange for Senior Debt) to at least the same extent as the Securities are subordinated to Senior Debt.

         For purposes of this Article IX, a distribution may consist of cash, securities or other property, by setoff or otherwise.

         The consolidation of the Corporation with, or the merger of the Corporation into, another corporation or the liquidation or dissolution of the Corporation following the conveyance or transfer of its properties and assets substantially as an entirety to another Person upon the terms and conditions set forth in Article IV shall not be deemed a dissolution, winding up, liquidation or reorganization for the purposes of this Section 9.02 if the corporation formed by such consolidation or into which the Corporation is merged or the Person which acquires by conveyance or transfer such properties and assets substantially as an entirety, as the case may be, shall, as a part of such consolidation, merger, conveyance or transfer comply with the conditions set forth in Article IV.

         Section 9.03 Default on Senior Debt. Upon the final maturity of any Senior Debt by lapse of time, acceleration or otherwise, all such Senior Debt shall first be paid in full in cash, or such payment duly provided for in cash or in a manner satisfactory to the holders of such Senior Debt, before any payment is made by the Corporation or any Person acting on behalf of the Corporation on account of the principal, premium (if any) or interest of the Securities.

         Until all Senior Debt has been paid in full, in cash or cash equivalents, the Corporation may not, directly or indirectly, make any payment of principal, premium (if any) or interest on the Securities and may not acquire any Securities for cash or property or make any other distribution with respect to the Securities if:

                  (i) a default in the payment of the principal, premium (if any) or interest or the payment of other amounts due under or in connection with any Senior Debt occurs and is continuing (a "Payment Default") unless and until such default has been cured or waived; or

                  (ii) a default, other than a Payment Default, on any Senior Debt occurs and is continuing that then permits the holders (or the agent) of such Senior Debt under the terms thereof to accelerate its maturity (a "Non-Payment Default"), and such default is either the subject of judicial proceedings or the Trustee and such Paying Agent receive a notice of the default from a person who may give it pursuant to Section 9.11 at least two Business Days prior to the relevant payment date; provided, however, that only one such notice relating to the same event of default or any other default existing at the time of such notice under the Senior Debt may be given during any 365 consecutive day period.

         The Corporation shall resume payments on the Securities and may acquire them upon the earlier of (a) when the default is cured or waived or (b) in the case of a default referred to in Section 9.03(ii) above, the 179th day after the receipt of notice by the Trustee or the Paying Agent (with respect to a Non-Payment Default, such period of time shall be hereinafter referred to as a "Payment Blockage Period").

         In addition, no Non-Payment-Default which existed or was continuing on the date of the commencement of any Payment Blockage Period with respect to the Senior Debt and which was known to the holders (or agent) of such Senior Debt on such date of commencement shall be made the basis for the commencement of a second Payment Blockage Period by the holders (or the agent) of such Senior Debt whether or not within a period of 365 consecutive days unless and until all scheduled payments of principal, premium (if any) or interest then due and payable have been made on the Securities.

         Section 9.04 No Suspension of Remedies. Nothing contained in this
Article IX shall limit the right of the Trustee or the Holders to take any action to accelerate the maturity of the Securities pursuant to Section 5.02 or to pursue any other rights or remedies hereunder or under applicable law; provided, however, that all Senior Debt of the Corporation then due and payable, or which thereafter is declared to be, or shall otherwise become, due and payable, pursuant to its terms (whether by acceleration or otherwise) shall first be paid in full in cash or, at the option of the holders of Senior Debt, cash equivalents before the Holders or the Trustee are entitled to receive any payment from the Corporation of principal, premium (if any) or interest on the Securities. Notwithstanding the foregoing, any acceleration of the maturity of the Securities due to the default by the Corporation to make a payment required by Section 5.01(1) or (2) resulting from the operation of Section 9.03 shall be automatically rescinded to the extent permitted by applicable law and all Events of Default which permitted the acceleration of the Securities or under applicable law shall be deemed to be automatically and permanently cured to the extent permitted by applicable law if (i) all defaults on Senior Debt are permanently cured or waive and (ii) the payment or payments the omission of which gave rise to the Event of Default is or are made, within 179 days after the date on which the Trustee or the Paying Agent received notice of the default or default on the Senior Debt; and provided, further, that at the time of such automatic rescission no other Event of Default or Defaults shall have occurred and be continuing. Such automatic rescission shall be effective as of the date both conditions specified in clauses (i) and (ii) above are satisfied.

         Section 9.05 When Distribution Must Be Paid Over. In the event that the Corporation shall make any payment to the Trustee on account of the principal, premium (if any) or interest on the Securities at a time when such payment is prohibited by Section 9.02 or 9.03, such payment shall be held by the Trustee, in trust for the benefit of, and shall be paid forthwith over and delivered, upon written request, to, the holders of Senior Debt (pro rata as to each of such holders on the basis of the respective amounts of Senior Debt held by them) or their representative, as their respective interests may appear, for application to the payment of all Senior Debt in full in accordance with their terms, after giving effect to any concurrent payment or distribution to or for the holders of Senior Debt.

         If a distribution is made to Holders that because of this Article IX should not have been made to them, the Holders who receive the distribution shall hold it in trust for holders of Senior Debt (pro rata as to each of such holders on the basis of the respective amounts of Senior Debt held by them) or their representative, as their respective interests may appear, for application to the payment of all Senior Debt remaining unpaid to the extent necessary to pay all Senior Debt in full in accordance with their terms, after giving effect to any concurrent payment or distribution to or for the holders of Senior Debt.

         Section 9.06 Notice by the Corporation. The Corporation shall promptly notify the Trustee and the Paying Agent of any facts known to the Corporation that would cause a payment of principal of or premium (if any) or interest on the Securities to violate this Article IX, but failure to give such notice shall not affect the subordination of the Securities to the Senior Debt provided in this Article IX. Nothing in this Article IX shall apply to claims of, or payments to, the Trustee under or pursuant to Section 6.07.

         Section 9.07 Subrogation. After all Senior Debt is paid in full in cash or, at the option of the holders of Senior Debt, cash equivalents and until the Securities are paid in full, Holders shall be subrogated to the rights of holders of Senior Debt to receive distributions applicable to Senior Debt to the extent that distributions otherwise payable to Holders have been applied to the payment of Senior Debt.

         If any payment or distribution to which the Holders would otherwise have been entitled but for the provisions of this Article IX shall have been applied pursuant to the provisions of this Article IX to the payment of all amounts payable in respect of the Senior Debt of the Corporation, then and in such case, the Holders shall be entitled to receive from the holders of such Senior Debt at the time outstanding any payments or distributions received by such holders of Senior Debt in excess of the amount sufficient to pay all amounts payable in respect of the Senior Debt of the Corporation in full in cash or, at the option of the holders of Senior Debt, cash equivalents.

         Section 9.08 Relative Rights. This Article IX defines the relative rights of Holders and holders of Senior Debt. Nothing in this Indenture shall:

         (1) impair, as between the Corporation and Holders, the obligation of the Corporation, which is absolute and unconditional, to pay principal of and premium (if any) and interest on the Securities in accordance with their terms;

         (2) affect the relative rights of Holders and creditors of the Corporation other than holders of Senior Debt; or

         (3) prevent the Trustee or any Holder from exercising its available remedies upon a Default or Event of Default, subject to the rights of holders of Senior Debt under this Article IX.

         If the Corporation fails because of this Article IX to pay principal of or premium (if any) or interest on a Security on the due date, the failure is still a Default or Event of Default.

         The provisions of this Article IX shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any Senior Debt is rescinded or must otherwise be returned by any holder of Senior Debt upon the insolvency, bankruptcy or reorganization of the Corporation or otherwise, all as though such payment had not been made.

         Section 9.09 No Waiver of Subordination Provisions. No right of any holder of Senior Debt to enforce the subordination of the Indebtedness evidenced by the Securities shall be impaired by any act or failure to act by the Corporation or by its failure to comply with this Indenture.

         The holders of Senior Debt may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders of the Securities and without incurring responsibility to the Holders of the Securities and without impairing or releasing the subordination provided in this Article IX or the obligations hereunder of the Holders of the Securities to the holders of Senior Debt, do any one or more of the following: (1) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior Debt or any instrument evidencing the same or any agreement under which Senior Debt is outstanding; (2) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Debt; (3) release any person liable in any manner for the collection or payment of Senior Debt; and
(4) exercise or refrain from exercising any rights against the Corporation or any other Person.

         Section 9.10 Distribution or Notice to Representative. Whenever a distribution is to be made or a notice given to holders of Senior Debt, the distribution may be made and the notice given to their representative.

         Upon any payment or distribution of assets of the Corporation referred to in this Article IX, the Trustee and the Holders shall be entitled to rely upon any order or decree made by any court of competent jurisdiction or upon any certificate of such representative or of the liquidating trustee or agent or other person making any distribution to the Trustee or to the Holders for the purpose of ascertaining the Persons entitled to participate in such distribution, the holders of the Senior Debt and other indebtedness of the Corporation, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article
IX. In the event that the Trustee determines, in good faith, that further evidence is required with respect to the right of any Person, as a holder of Senior Debt, to participate in any payment or distribution pursuant to this
Section 9.10, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of such Senior Debt held by such Person, as to the extent to which such Person is entitled to participation in such payment or distribution, and as to other facts pertinent to the rights of such Person under this Section 9.10, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

         Section 9.11 Rights of Trustee and Paying Agent. The Trustee or Paying Agent shall not at any time be charged with the knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee unless and until an Officer in the Corporate Trust Office and each Paying Agent shall have received written notice thereof from a holder (or the agent) of Senior Debt who shall have been certified by the Corporation or otherwise established to the satisfaction of the Trustee to be such holder or agent; and, prior to the receipt of any such written notice, the Trustee and each Paying Agent shall be entitled to assume conclusively that no such facts exist. Unless at least three Business Days prior to the date on which by the terms of this Indenture any monies are to be deposited by the Corporation with the Trustee or any Paying Agent (whether or not in trust) for any purpose (including, without limitation, the payment of the principal of or premium, if any, or interest on any Security) the Trustee and each Paying Agent shall have received with respect to such monies the notice provided for in the foregoing sentence, the Trustee and each Paying Agent shall have full power and authority to receive such monies and to apply the same to the purpose for which they were received, and shall not be affected by any notice to the contrary which may be received by it on or after such date. The foregoing shall not apply to the Paying Agent if the Corporation is Paying Agent.

         The Trustee in its individual or any other capacity may hold Senior Debt with the same rights it would have if it were not Trustee.

         Section 9.12 Authorization to Effect Subordination; No Fiduciary Duty to Holders of Senior Debt. Each Holder of a Security by his acceptance thereof authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination as provided in this
Article IX, and appoints the Trustee as attorney-in-fact for any and all purposes. Notwithstanding anything to the contrary in this Article IX, the Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Debt and shall have no duties to such holders, except as expressly set forth in this Article IX and no implied covenants or obligation shall be read into this Indenture against the Trustee. The Trustee shall not be liable to holders of Senior Debt if it shall mistakenly pay over or distribute to or on behalf of Holders of Securities or the Corporation monies or assets to which any holders of Senior Debt shall be entitled by virtue of this Article IX.

         Section 9.13 Miscellaneous.

         (a) All rights and interests under this Article IX of the holders of Senior Debt, and all agreements and obligations of the Holders, the Trustee and the Corporation under this Article IX, shall remain in full force and effect irrespective of:

         (i) any lack of validity or enforceability of the Credit Agreement, the notes or security instruments issued pursuant thereto or any other agreement or instrument relating thereto;

         (ii) any exchange, release or non-perfection of any lien securing Senior Debt, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Senior Debt; or

         (iii) any other circumstance that might otherwise constitute a defense available to, or a discharge of the Corporation in respect of Senior Debt.

         (b) The provisions of this Article IX constitutes a continuing agreement and shall (i) remain in full force and effect until the Senior Debt shall have been paid in full, (ii) be binding upon the Holders and the Trustee, the Corporation and their successors and assigns, and (iii) inure to the benefit of and be enforceable by each other holder of Senior Debt and its successors, transferees and assigns. No amendment of this Article IX that adversely affects the rights of holders of Senior Debt shall be effective as against any holder of Senior Debt who shall not have consented in writing to such amendment. For purposes of this
Article IX, the Marine Debt shall be deemed to be outstanding and unpaid unless and until an Officer in the Corporate Trust Office shall have received notice from the holder of the Marine Debt that the Marine Debt has been paid in full.

         (c) The Trustee irrevocably authorizes and empowers Marine Midland to file claims and proofs of claim with respect to the Indebtedness represented by the Securities should the Trustee fail to do so prior to the fifteenth day on which same is required to be filed in a Proceeding or a Voluntary Proceeding, and take such other actions as Marine Midland may deem necessary for the provisions of this Indenture.

                                    ARTICLE X

                                   REDEMPTION

         Section 10.01 Applicability of Article. Securities which are redeemable before their maturity shall be redeemable in accordance with their terms and in accordance with this Article.

         Section 10.02. Election to Redeem; Notice to Trustee . The election of the Corporation to redeem any Securities shall be evidenced by a Board Resolution. In case of any redemption at the election of the Corporation of less than all of the Securities pursuant to Section 10.03, the Corporation shall, at least 60 days before the Redemption Date fixed by the Corporation (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities of such series to be redeemed.

         Section 10.03 Selection by Trustee of Securities to Be Redeemed. A mandatory redemption provided for in the Form of Security for less than all of the Securities shall be done on a pro rata basis. Except in the case of a redemption in whole of the Securities, if less than all the Securities are to be redeemed at the election of the Corporation, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the outstanding Securities not previously called for redemption, by lot or pro rata, as determined by the Board of Directors and set forth in an Officers' Certificate. The portions of the principal amount of Securities so selected for partial redemption shall be equal to the minimum authorized denominations for the Securities or any integral multiple thereof, except as otherwise set forth in the applicable form of Securities. In any case when more than one Security is registered in the same name, the Trustee in its discretion may treat the aggregate principal amount so registered as if it were represented by one Security of such series.

         The Trustee shall promptly notify the Corporation in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

         For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Security which has been or is to be redeemed.

         Section 10.04 Notice of Redemption. Notice of redemption shall be given by the Corporation, or at the Corporation's request, by the Trustee in the name and at the expense of the Corporation, not less than 30 days and not more than 60 days prior to the Redemption Date to the Holders of Securities to be redeemed in whole or in part pursuant to this Article 10, in the manner provided in
Section 11.02. Any notice so given shall be conclusively presumed to have been duly given, whether or not the Holder receives such notice. Failure to give such notice, or any defect in such notice to the Holder of any Security designated for redemption, in whole or in part, shall not affect the sufficiency of any notice of redemption with respect to the Holder of any other Security.

         All notices of redemption shall state:

         (1) the Redemption Date,

         (2) the Redemption Price,

         (3) that Securities of such series are being redeemed by the Company pursuant to provisions contained in this Indenture or the terms of the Securities together with a brief statement of the facts permitting such redemption,

         (4) if less than all outstanding Securities are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) and the amount of any premium payable thereon of the particular Securities to be redeemed,

         (5) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed, and that interest thereon, if any, shall cease to accrue on and after said date, and

         (6) the place or places where such Securities are to be surrendered for payment of the Redemption Price.

         Section 10.05 Deposit of Redemption Price. On or prior to the Business Day immediately preceding the Redemption Date for any Securities, the Corporation shall deposit with the Trustee or with a Paying Agent (or, if the Corporation is acting as its own Paying Agent, segregate and hold in trust as provided in Section 3.09) an amount of money sufficient to pay the Redemption Price of such Securities or any portions thereof which are to be redeemed on that date.

         Section 10.06 Securities Payable on Redemption Date. Notice of redemption having been given as aforesaid, any Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price, and from and after such date (unless the Corporation shall default in the payment of the Redemption Price) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Corporation at the Redemption Price.

     If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

     Section 10.07 Securities Redeemed in Part. Any Security which is to be redeemed only in part shall be surrendered at the Corporate Trust Office or such other office or agency of the Corporation as is specified in the notice of redemption with, if the Corporation, the Registrar or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Corporation, the Registrar and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing, and the Corporation shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities, of like tenor and form, of any authorized denomination as requested by such Holder in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered. In the case of a Security providing appropriate space for such notation, at the option of the Holder thereof, the Trustee, in lieu of delivering a new Security or Securities as aforesaid, may make a notation on such Security of the payment of the redeemed portion thereof.


                                   ARTICLE XI

                                  MISCELLANEOUS

         Section 11.01 The Indenture Act Controls. Any provisions of this Indenture which would be required to be contained herein if the Indenture were qualified under the TIA shall be construed and interpreted in accordance with interpretations of the TIA by courts and the commission.

         Section 11.02 Notices. Any notice or communication to the corporation or the Trustee is duly given if in writing and delivered in person or mailed by first-class mail to the following address:

                  The Corporation's address is:

                  RB Asset, Inc.
                  645 Fifth Avenue, 8th Floor
                  New York, New York 10022
                  Attention:  Chief Executive Officer

                  The Trustee's address is:

                  La Salle National Bank
                  135 South La Salle Street
                  Chicago, Illinois  60603
                  Attention:  Asset-Backed Securities Trust Services
                              RB Asset Junior Subordinated Notes due 2006
                              Telephone: (312) 904-7326
                              Telecopy:  (312) 904-2084

         With respect to notices between the Trustee and the Corporation only, notices may also be given by facsimile transmission with receipt confirmed by telephone and followed by an original sent by guarantee overnight courier.

         The Corporation or the Trustee by notice to the other may designate additional or different addresses for subsequent notices or communications.

         Any notice or communication to a Securityholder shall be in writing and mailed by first-class mail to his address shown on the register kept by the Registrar. Failure to mail a notice or a communication to a Securityholder or any defect in it shall not affect its sufficiency with respect to other Securityholders.

         If a notice or communication is delivered or mailed, as the case may be, in the manner provided above within the time prescribed, it is duly given, whether or not the addressee receives it.

         If the Corporation mails a notice or communication to Securityholders, it shall mail a copy to the Trustee and each Agent at the same time.

         Section 11.03 Communication by Holders with Other Holders. Securityholders may communicate pursuant to TIA Section 312(b) with other Securityholders with respect to their rights under this Indenture or the Securities. The Trustee shall comply with the provisions of TIA Section 312(b). The Corporation, the Trustee, the Registrar and anyone else shall have the protection of TIA Section 312(c).

         Section 11.04 Certificate and Opinion as the Conditions Present. Upon any request or application by the corporation to the Trustee to take any action under this Indenture, the Corporation shall furnish to the Trustee:

                  (a) an Officer's Certificate stating that, in the opinion of the singers, all conditions precedent, if any, provided for it in this Indenture relating to the proposed action have been complied with; and

                  (b) an Opinion of counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

         Section 11.05 Statements Required in Certificate or Opinion. Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                  (1) a statement that the person making such certificate or opinion has read such covenant or condition;

                  (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (3) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (4) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

         Section 11.06 Rules by Trustee and Agents. The Trustee may make reasonable rules for action by or any meeting of Securityholders. The Registrar or Paying Agents may make reasonable rules and set reasonable requirements for their functions.

         Section 11.07 Legal Holidays. A "Legal Holiday" with respect to any place is a Saturday, a Sunday or a day on which banking institutions are not required to be open in such place. If a payment date is a Legal Holiday at a place of payment, payment may be made at the place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period.

         Section 11.08 No Recourse Against Others. The Securities and the obligations of the Corporation under this Indenture are solely obligations of the Corporation and no officer, director, employee or stockholder shall as such be liable for any failure by the Corporation to pay amounts on the Securities when due or perform any such obligation.

         Section 11.09 Duplicate Originals. The parties may sign any number of copies of this Indenture. One signed copy is enough to prove this Indenture.

         Section 11.10 Governing laws. The internal laws of the State of New York shall govern this Indenture and the Securities.

         Section 11.11 No Adverse Interpretation of Other Agreements. This Indenture may not be used to interpret another indenture, loan or debt agreement of the Corporation or a Subsidiary. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

         Section 11.12 Successors. All agreements of the Corporation in this Indenture and the Securities shall bind its successor. All agreements of the Trustee in this Indenture shall bind its successor.

         Section 11.13 Severability. In case any provision in this Indenture or in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         Section 11.14 Table of Contents, Headings, etc. The Table of contents and headings of the Articles and Sections of this Indenture have been inserted for the convenience of reference only, are not to be considered a part thereof, and shall in no way modify or restrict any of the terms or provisions hereof

     IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                              RB ASSET, INC.

                                              By: /s/ Nelson L. Stephenson
                                                 -------------------------------

                                              Name: Nelson L. Stephenson
                                                   -----------------------------

                                              Title: President
                                                    ----------------------------

Attest:
/s/ Leora Joy
------------------------------------

                                              LASALLE NATIONAL BANK
                                              as Trustee

                                              By: /s/ Russel Goldenberg
                                                 -------------------------------

                                              Name: Russel Goldenberg
                                                   -----------------------------

                                              Title: Senior Vice President
                                                    ----------------------------

Attest: /s/ Brian Ames

------------------------------------

                                                                       Exhibit A


                           [Form of Face of Security]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE NOTES EVIDENCED BY THIS CERTIFICATE MAY BE ISSUED AND TRANSFERRED ONLY IN DENOMINATIONS OF $100 AND INTEGRAL MULTIPLES THEREOF (OR SUCH GREATER AMOUNT AS MAY BE REQUIRED BY APPLICABLE STATE OR FEDERAL LAW).

THIS NOTE HAS BEEN ISSUED WITH ORIGINAL ISSUE DISCOUNT ("OID"), AS SUCH TERM IS DEFINED IN THE UNITED STATES INTERNAL REVENUE CODE OF 1986, AS AMENDED. ASSUMING THAT (i) NEITHER THE SUBORDINATES NOTES NOR THE SERIES A PREFERRED STOCK EXCHANGED THEREFOR ARE OR WILL BE TRADED ON AN ESTABLISHED SECURITIES MARKET, AND (ii) THE COMPANY WILL BE TREATED AS EXERCISING ITS OPTION TO REDEEM THE SUBORDINATED NOTES IN FULL IMMEDIATELY PRIOR TO THE INTEREST INCREASE DATE OF JANUARY 16, 2002 AND NOT EXERCISING ITS OPTION TO PAY INTEREST ON ANY SUBORDINATED NOTES IN CASH, THIS NOTE WAS ISSUED ON ____________ WITH AN ISSUE PRICE EQUAL TO 100% OF ITS ORIGINAL PRINCIPAL AMOUNT, A SEMI-ANNUAL YIELD TO MATURITY EXPRESSED ON AN ANNUAL BASIS OF ______ % AND OID FOR FEDERAL INCOME TAX PURPOSES IN AN AMOUNT EQUAL TO _____% OF ITS ORIGINAL PRINCIPAL AMOUNT.

No. _______                                                            $ _______

CUSIP No. 749254 AA6

                                 RB ASSET, INC.

               Increasing Rate Junior Subordinated Notes due 2006

   RB Asset, Inc., a Delaware corporation, promises to pay CEDE & CO. or registered assigns, the principal sum of _______ Dollars, plus a premium of 4.0% of the principal amount, on January 15, 2006, unless earlier redeemed or accelerated after an Event of Default on the terms and in the manner described in the Indenture, as hereinafter defined, and to pay interest thereon semi-annually in arrears at the rate of 8% per annum (the "Initial Interest Rate") to and including January 15, 2002, and thereafter at a rate equal to the Initial Interest Rate plus the applicable Interest Rate Increment as hereinafter defined, on each Interest Payment Date, as hereinafter defined, until the principal hereof is paid or duly provided for. Payment of principal and interest shall be made in the method and subject to the terms set forth in provisions appearing on the reverse hereof, which provisions, in their entirety, shall for all purposes have the same effect as if set forth at this place.

     IN WITNESS WHEREOF, RB Asset, Inc. has caused this instrument to be executed in its corporate name by the manual or facsimile signature of its President or a Vice President and attested by its Secretary or an Assistant Secretary.

Dated:  [      ]

                                              RB ASSET, INC.

(SEAL)

                                              By:
                                                 -------------------------------
Attest:

By:
   --------------------------------

                 FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the Increasing Rate Junior Subordinated Notes due 2006 referred to in the within-mentioned Indenture.

Dated:

                                    LASALLE NATIONAL BANK
                                       as Trustee

                                    By:
                                       --------------------------------
                                         Authorized Signatory

                          [Form of Reverse of Security]


                                 RB ASSET, INC.

         1. The Securities. This Security is one of duly authorized issue of subordinated notes issued by RB Asset, Inc., a Delaware corporation (the "Corporation"), designated as its Increasing Rate Junior Subordinated Notes due January 15, 2006 and referred to hereinafter as the "Securities."

         2. Interest. The Corporation promises to pay interest on the principal amount of this Security in cash at the rate per annum calculated as set forth on the face of this certification; provided, however, that through and including January 15, 2002, on each Interest Payment Date (as defined below), the Corporation may, at its option and in its sole discretion, in lieu of the payment in whole or in part of interest due on this Security in cash, pay interest on this Security through the issuance of additional Securities (the "Additional Securities") in an aggregate principal amount equal to the amount of interest that would be payable with respect to this Security, if such interest were paid in cash. After January 15, 2002, the Corporation shall pay interest on this Security in cash. The Corporation shall notify the Trustee in writing of its election to pay interest on this Security through the issuance of additional Securities and the aggregate amount of Additional Notes to be issued not less than 10 nor more than 45 days prior to the record date for the Interest Payment Date on which additional Securities will be issued. On each such Interest Payment Date, the Trustee shall authenticate Additional Notes for original issuance to each Holder on the relevant record date in the aggregate principal amount required to pay such interest. Additional Securities are an additional obligation of the Corporation and shall be governed by, and entitled to the benefits of, this Indenture and shall be subject to the terms of this Indenture and shall be pari passu with and subject to the same terms (including the rate of interest from time to time payable thereon) as this Security (except, as the case may be, with respect to the issuance date and aggregate principal amount). The Corporation shall pay interest on global Securities through the issuance of Additional Securities only in accordance with the rules and regulations of the Depository as in effect from time to time. The Corporation will pay interest semi-annually in arrears on January 15 and July 15 of each year (each an "Interest Payment Date"), commencing on July 15, 1999, the first Interest Payment Date. Interest on the Securities will accrue from the most recent Interest Payment Date to which interest has been paid or, if no interest has been paid, from the date hereof. Interest will be computed on the basis of a 360-day year of twelve 30-day months. The "Interest Rate Increment" shall be 0.50% per annum for the semi-annual period commencing on January 16, 2002 and ending on the next Interest Payment Date and shall increase by 0.50% per annum for each semi-annual period beginning on the day following each successive Interest Payment Date and ending on the Interest Payment Date immediately thereafter until the semi-annual period ending on the Maturity Date.

         3. Method of Payment; Form. The Corporation will pay interest on the Securities (except defaulted interest) to the persons who are registered Holders of Securities at the close of business on the last day (whether or not such day is a Business Day) of the month preceding the month in which an Interest Payment Date (a "Regular Record Date") occurs even though Securities are canceled after the Regular Record Date and on or before the Interest Payment Date.

Any such interest not so punctually paid or duly provided for within the grace period set forth in Section 5.01(1) and any interest lawfully payable on such defaulted interest, will forthwith cease to be payable to the Holder on such Regular Record Date and shall be payable to the person in whose name this Security is registered at the close of business on a special Record Date for the payment of such defaulted interest to be fixed by the Corporation, notice of which shall be given to Holders not less than 10 days prior to such Special Record Date. In addition to the outstanding principal amount hereof, the Corporation will pay at maturity a premium equal to 4% of such outstanding principal amount. Holders must surrender Securities to a Paying Agent to collect payments of principal and any premium. The Corporation will pay principal in money of the United States that at the time of payment is legal tender for payment of public and private debts. The Corporation or the Paying Agent may, at its election, pay principal and interest by check payable in such money mailed to a Holder's registered address.

         Except as otherwise provided in the Indenture, the Securities will be issued in global form only registered in the name of CEDE & Co. The Securities will not be issued in definitive form except as otherwise provided in the Indenture, and ownership of the Securities shall be maintained in book entry form by DTC for the account of participating organizations of DTC.

         4. Paying Agents and Registrar. The Trustee (as defined herein) will act as a Paying Agent and Registrar. The Corporation may change any Paying Agent or Registrar without notice to any Securityholder. The Corporation may act in any such capacity.

         5. Indenture. The Corporation issued the Securities under an Indenture dated as of December __, 1998 (the "Indenture"), between the Corporation and LaSalle National Bank, as trustee (the "Trustee"). The Securities were issued pursuant to the exchange of the 15% Noncumulative Perpetual Preferred Stock, Series A, par value $1.00, of the Corporation (the "Series A Preferred Stock") pursuant to the terms of the Offering Circular dated November 25, 1998 of the Corporation relating thereto. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended, and as in effect from time to time (the "Trust Indenture Act"). The Securities are subject to all such terms and Securityholders are referred to the Indenture and such Act for a statement of such terms. The Securities are unsecured general obligations of the Corporation (up to $36,316,000 principal amount, plus such additional principal amount of Securities as may be issued in payment of interest on Securities from the date of their initial issuance until the semi-annual interest period beginning on January 16, 2002). The indebtedness evidenced by this Security is not secured by the assets of the Corporation or any of its affiliates. This Security is not eligible as collateral for any loan by the Corporation.

         6. Subordination. The Securities are subordinated to Senior Debt. To the extent provided in the Indenture, Senior Debt must be paid before the Securities may be paid. The Corporation agrees, and each Holder by accepting a Security agrees, to such subordination and authorizes the Trustee to give it effect.

     7. Denominations, Transfer, Exchange. The Securities are in registered form without coupons in denominations of $100 (or such greater amount as may be required by applicable State or Federal law) and integral multiples of $100 in excess thereof Securities issued in lieu of payment of interest in cash shall also be issued in denominations of $100 and integral multiples thereof, with any interest amount under $100 payable in cash. The transfer of Securities may be registered and Securities may be exchanged as provided in the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes or other governmental charges and fees required by law or permitted by the Indenture. The Registrar need not exchange or register the transfer of any Security or portion of a Security selected for redemption. Also, it need not exchange or register the transfer of any Securities for a period of 15 days before a selection of Securities to be redeemed.

         8. Mandatory Redemption. The Corporation will redeem on July 15, 2002 and each January 15 and July 15 thereafter to and including July 15, 2005, 7.14285% of the aggregate principal amount of the Securities originally issued under the Indenture at the following Redemption Prices (expressed as percentages of the principal amount), together with accrued interest to the date fixed for redemption:

          Redemption Date                       Percentage
          ---------------                       ----------
          July 15, 2002                         100.00%
          January 15, 2003                      100.00%
          July 15, 2003                         100.50%
          January 15, 2004                      100.75%
          July 15, 2004                         101.00%
          January 15, 2005                      102.00%
          July 15, 2005                         103.00%


         The Corporation may reduce the principal amount of the Securities required to be redeemed pursuant to this paragraph 8 by subtracting 100% of the principal amount of any Securities acquired by the Corporation and delivered to the Trustee for cancellation or redeemed otherwise than pursuant to this paragraph 8. The Corporation may so subtract the same Security only once.

         9. Optional Redemption. The Securities may be redeemed at the option of the Corporation in whole or in part at any time at the following Redemption Prices (expressed as percentages of the principal amount), together with accrued interest to the date fixed for redemption:


  If Redeemed During the Following Periods                Percentage
  ----------------------------------------                ----------
   On or prior to January 15, 2003                         100.00%
   January 16, 2003 to July 15, 2003                       100.50%
   July 16, 2003 to January 15, 2004                       100.75%
   January 16, 2004 to July 15, 2004                       101.00%
   July 16, 2004 to January 15, 2005                       102.00%

  If Redeemed During the Following Periods                Percentage
  ----------------------------------------                ----------
   January 16, 2005 to July 15, 2005                       103.00%
   July 16, 2005 and thereafter                            104.00%


         10. Persons Deemed Owners. The registered Holder of a Security may be treated as its owner for all purposes.

         11. Amendments and Waivers. Subject to certain exceptions, the Indenture or the Securities may be amended with the consent of the Holders of a majority in principal amount of the then-outstanding Securities and any past default or compliance with any provision may be waived in a particular instance with the consent of the Holders of a majority in principal amount of the then outstanding Securities. Without the consent of or notice to any Securityholder, the Corporation and the Trustee may amend or supplement the Indenture or the Securities to, among other things, cure any ambiguity, defect or inconsistency, provide for assumption of the Corporation's obligations to Securityholders, make any change that does not adversely affect the rights of any Securityholder or to take any action necessary to qualify the Indenture under the Trust Indenture Act.

         12. Defaults and Remedies. An Event of Default is: default for 30 days in payment of interest on the Securities; default in payment of principal or premium on the Securities (including any mandatory redemption payments) when it becomes due and payable at maturity or upon redemption, acceleration or otherwise; failure by the Corporation for 30 days after notice to it by the Trustee or by the Holders of at least 25% in principal amount of the Securities then outstanding to comply with any of its other agreements or covenants in the Indenture or the Securities; default under any instrument or obligations representing Indebtedness of the Corporation or any Subsidiary (other than certain nonrecourse Indebtedness) if (i) the effect of such default is to permit the acceleration of such Indebtedness, and (ii) the aggregate principal amount of such indebtedness as to which any such default or defaults shall have occurred exceeds $10 million; appointment of a Custodian of the Corporation; certain events of bankruptcy or insolvency; or the rendering of one or more judgments against the Corporation or any Subsidiary in an aggregate amount exceeding $10 million, which judgments remain undischarged for a period of 60 days after the right to appeal them has expired. If an Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the then-outstanding Securities may declare all the Securities to be due and payable immediately. Securityholders may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may require indemnity satisfactory to it before it enforces the Indenture or the Securities. Subject to certain limitations described in the Indenture, Holders of a majority in principal amount of the then-outstanding Securities may direct the Trustee in its exercise of any trust or power.

         13. Trustee Dealings with Corporation. The Trustee in its individual or any other capacity, may make loans to and perform services for the corporation or its Affiliates, and may otherwise deal with the Corporation or its Affiliates, as if it were not Trustee.

         14. No Recourse Against Others. The Securities and the obligations of the Corporation under the Indenture are solely obligations of the Corporation and no officer, director, employee or stockholder of the Corporation shall as such be liable for any failure of the Corporation to pay amounts on the Securities when due or perform any such obligation.

         15. Unclaimed Money. If money for the payment of principal of or interest on any Security remains unclaimed for two years, the Trustee or its Agents will pay the money back to the Corporation at the Corporation's request. After that, Holders entitled to this money must look to the Corporation for payment, unless a law governing abandoned property designates another person.

         16. Discharge Upon Redemption or Maturity. Subject to the terms of the Indenture, the Indenture will be discharged and canceled upon the payment of all the Securities.

         17. Authentication. This Security shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

         18. Certain Limitations on Securities. The Security is not secured by the assets of the Corporation, or any of its Affiliates or Subsidiaries, and is not eligible as collateral for any loan by the Corporation.

         19. Definitions. Terms defined in the Indenture and not otherwise defined in this Security are used in this Security with the meaning so defined.

         20. Abbreviations. Customary abbreviations may be used in the name of a Securityholder or an assignee, such as TEN COM(= tenants in common), TEN ENT (=tenants by the entirety), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (=CUSTODIAN), and UNIF GIFT MIN ACT (=Uniform Gifts to Minors Act).

         The Corporation will furnish to any Securityholder upon written requests and without charge a copy of the Indenture, which has in it the text of this Security in larger type. Requests may be made to: RB Asset, Inc., 645 Fifth Avenue, 8th Floor, New York, New York 10022, Attention: Chief Executive Officer.

                                 ASSIGNMENT FORM

         To assign this Security, fill in the form below: for valuable consideration, the undersigned registered Holder or Holder or Holders of this Security assign and transfer this Security to.

   -------------------------------------------------------------------------
             (Insert assignee's social security or tax I.D. number)

   -------------------------------------------------------------------------
              (Print or type assignee's name, address and zip code)

and irrevocably constitute and appoint _______________ agent transfer this Security on the books of the Corporation. The agent may substitute another act for him.



   -------------------------------------------------------------------------

Date:                                Your Signature
                                                   ---------------------------


                                     (Sign exactly as your name appears
                                     on the other side of this Security)



                                     Signature Guaranteed



                                     By
                                       ---------------------------------------